Exhibit (j)(1)


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions " Independent Auditors" and "Financial Statements" and to the use of our report on Ned Davis Research Asset Allocation Fund dated March 19, 2003, in this Registration Statement (Form N-1A Nos. 33-102879 and 811-21292) of Ned Davis Research Funds.



                                             /s/ Ernst & Young LLP
                                                 -----------------
                                                 ERNST & YOUNG LLP



 New York, New York
 March 20, 2003